UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2005

Applica Incorporated 401(k) Profit Sharing Plan and Trust

(Exact name of Registrant as specified in its charter)

Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3633 Flamingo Road, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 883-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)(1) Resignation of Independent Registered Public Accounting Firm.

     On May 9, 2005, Grant Thornton LLP resigned as the independent registered public accounting firm for the Applica Incorporated 401(k) Profit Sharing Plan and Trust (the “Plan”). The Company’s Audit Committee approved the resignation of Grant Thornton. Grant Thornton will continue to act as the independent registered public accounting firm for the consolidated financial statements of Applica Incorporated.

     Grant Thornton’s reports on the financial statements of the Plan for the years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2003 and 2002 and through May 9, 2005, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in Grant Thornton’s reports on the Plan’s financial statements for such years.

     During the years ended December 31, 2003 and 2002 and through May 9, 2005, there have been no reportable events, as defined in Item 304 (a)(1)(v) of Regulation S-K, in connection with the Plan.

     The Company has requested a letter from Grant Thornton stating whether or not Grant Thornton agrees with the above disclosure. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(a)(2) Engagement of New Independent Registered Public Accounting Firm.

     Effective May 9, 2005, Kaufman, Rossin & Co. (“Kaufman”) was appointed as the Plan’s independent registered public accounting firm to audit the statements of net assets available for benefits and the related statements of changes in net assets available for benefits of the Plan as of and for the year ended December 31, 2004. Kaufman was not consulted on any matter described in Item 304(a)(2) of Regulation S-K during the years ended December 31, 2003 and 2002, or through May 9, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     16.1 Letter from Grant Thornton LLP dated May 11, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 13, 2005	Applica Incorporated
	By:	/s/ Terry Polistina
Terry Polistina, Senior Vice President and Chief
Financial Officer of Applica Incorporated

Exhibit Index

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP dated May 11, 2005

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